UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 21, 2011
LEAP WIRELESS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34865	33-0811062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5887 Copley Drive,
San Diego, California 92111
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.
     The information set forth under “Item 3.03. Material Modification to Rights of Security Holders” of this Current Report on Form 8-K with respect to the entry into the First Amendment (as hereinafter defined) is incorporated into this Item 1.01 by reference.
Item 3.03. Material Modification to Rights of Security Holders.
     On June 21, 2011, Leap Wireless International, Inc. (the “Company”) and Mellon Investor Services LLC (the “Rights Agent”) entered into the First Amendment (the “First Amendment”) to the Tax Benefit Preservation Plan, dated as of September 13, 2010, by and between the Company and the Rights Agent (the “Plan”). Under the First Amendment, the expiration date of the preferred stock purchase rights (the “Rights”) issued under the Plan was accelerated from September 30, 2020 to June 21, 2011, which effectively terminates the Plan as of such date. Accordingly, as of the close of business on June 21, 2011, there are no longer any Rights associated with the outstanding shares of the Company’s common stock and no person has any rights pursuant to the Plan. The entry into the First Amendment and the acceleration of the expiration of the Rights was authorized and approved by the Company’s Board of Directors on June 16, 2011.
     The above summary is not intended to be complete and is qualified in its entirety by reference to the complete text of the First Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 21, 2011, following the expiration of the Rights as described in Item 3.03 above, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware which eliminated all authorized shares of Series A Junior Participating Preferred Stock, and as a result, under the Delaware General Corporation Law, the Series A Junior Participating Preferred Stock shall no longer be an authorized series of the Company. Prior to the expiration of the Rights, the Series A Junior Participating Preferred Stock would have been issuable, under certain circumstances, upon the exercise of the Rights.
     The above summary is not intended to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Elimination, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     The following exhibits are filed herewith:

Exhibit
No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Leap Wireless International, Inc., filed with the Secretary of State of the State of Delaware on June 21, 2011.

4.1	First Amendment to the Tax Benefit Preservation Plan, dated as of September 13, 2010, entered into as of June 21, 2011 by and between Leap Wireless International, Inc. and Mellon Investor Services LLC.

99.1	Press Release of Leap Wireless International, Inc., dated June 21, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: June 21, 2011	By:	/s/ ROBERT J. IRVING, JR.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Leap Wireless International, Inc., filed with the Secretary of State of the State of Delaware on June 21, 2011.

4.1	First Amendment to the Tax Benefit Preservation Plan, dated as of September 13, 2010, entered into as of June 21, 2011 by and between Leap Wireless International, Inc. and Mellon Investor Services LLC.

99.1	Press Release of Leap Wireless International, Inc., dated June 21, 2011.